UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 20, 2014

FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 20, 2014, the Federal Home Loan Bank of Boston (the “Bank”) issued a press release announcing its preliminary, unaudited results for the quarter and the year ended December 31, 2013, the declaration of a dividend, and a partial repurchase of excess stock to be completed on May 1, 2014, in the targeted amount of $500 million. The Bank’s board of directors (the “Board”) declared a cash dividend equal to an annual yield of 1.49 percent, the approximate daily average three-month LIBOR yield for the fourth quarter of 2013 plus 125 basis points. The dividend, based on average stock outstanding for the fourth quarter of 2013, will be paid on March 4, 2014. The press release, which should be reviewed for further details on each of these developments, is attached as Exhibit 99.1 to this report.

The information in this Item 2.02 and contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This report, including the unaudited balance sheet highlights and income statement highlights, uses forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are based on the Bank's expectations as of the date hereof. The words “preliminary,” “expects,” "anticipates," “is likely,” “will,” and similar statements and their plural and negative forms are used in this notification to identify some, but not all, of such forward-looking statements. For example, statements about future declarations of dividends, future excess stock repurchases, and expectations for advances balances and mortgage-loan investments are forward-looking statements, among other forward-looking statements herein. The Bank cautions that, by their nature, forward-looking statements involve risks and uncertainties, including, but not limited to, the application of accounting standards relating to, among other things, the amortization of discounts and premiums on financial assets, financial liabilities, and certain fair value gains and losses; hedge accounting of derivatives and underlying financial instruments; the fair values of financial instruments, including investment securities and derivatives; and other-than-temporary impairment of investment securities, in addition to instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in interest rates, and prepayment speeds on mortgage assets. Accordingly, the Bank cautions that actual results could differ materially from those expressed or implied in these forward-looking statements or could impact the extent to which a particular objective, projection, estimate or prediction is realized and you are cautioned not to place undue reliance on such statements. The Bank does not undertake to update any forward-looking statement herein or that may be made from time to time on behalf of the Bank.

Item 3.03 Material Modification to Rights of Security Holders.

On March 22, 2013, the Board adopted a resolution (the “Dividend Resolution”) that it would not declare dividends in excess of 30 percent of quarterly net income for the quarter on which the dividend is based for the remainder of 2013 without the Federal Housing Finance Agency's nonobjection. On February 20, 2014, the Board adopted a resolution to amend the Dividend Resolution to provide that the Dividend Resolution only applies to the Board’s declarations of dividends in April, July, and October of 2013.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number

99.1 Press release issued by the Bank on February 20, 2014.

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 20, 2014	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer